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                                                                     EXHIBIT 23a

         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3 (Nos. 333-70569, 33-62721, and 33-70526) and in the Registration Statement on Form S-8 (No.
         33-88410).



         /S/  ARTHUR ANDERSEN LLP



         Orange County, California
         September 14, 2000